Exhibit 99.2
Hollywood Media Corp.
Pro Forma Financial Information
(Unaudited)
Introduction
On August 21, 2008, Hollywood Media Corp. (“Hollywood Media”) entered into a purchase agreement (the “Purchase Agreement”) with R&S Investments, LLC (“Purchaser”) for the sale of Hollywood Media’s subsidiaries Hollywood.com, Inc. (“Hollywood.com”) and Totally Hollywood TV, LLC (collectively, the “Hollywood.com Business”). Pursuant to the Purchase Agreement, Hollywood Media sold the Hollywood.com Business to Purchaser for a purchase price of $10,000,000, which includes $1 million, which was paid to Hollywood Media at closing, and earn-out payments expected to total $9 million. The following Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared to illustrate the effect of the sale of the Hollywood.com Business, as a discontinued operation, on the historical financial position and results of operations of the Company.
The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2007 and 2008, and for the years ended December 31, 2005, 2006 and 2007, reflect the sale of the Hollywood.com Business that occurred on August 21, 2008, as if the sale had occurred as of January 1 of each such year. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 reflects the sale of the Hollywood.com Business as if the sale occurred on June 30, 2008.
The Unaudited Pro Forma Condensed Consolidated Financial Statements are based upon available information and assumptions that the Company believes are reasonable under the circumstances. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been provided for information purposes and are not necessarily indicative of the financial condition or results of operations that would have been achieved had the sale of the Hollywood.com Business occurred on the date indicated. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Condensed Consolidated Financial Statements. The Unaudited Pro Forma Condensed Consolidated Financial Statements, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Quarterly Report on Form 10-Q for the period ended June 30, 2008, and its Annual Report on Form 10-K for the year ended December 31, 2007.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Six Months ended June 30, 2008
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(8)	Hollywood.com(7)	Hollywood Media Corp.
NET REVENUES
Ticketing	$59,062,595	$—	$59,062,595
Other	6,347,644	(2,893,255)	3,454,389

	65,410,239	(2,893,255)	62,516,984

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	49,782,868	—	49,782,868
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	3,180,216	(1,278,853)	1,901,363
Selling, general and administrative (exclusive of depreciation and amortization shown separately below)	8,561,579	(1,606,978)	6,954,601
Payroll and benefits	8,030,321	(1,256,368)	6,773,953
Depreciation and amortization	1,255,694	(270,428)	985,266

Total operating costs and expenses	70,810,678	(4,412,627)	66,398,051

Loss from operations	(5,400,439)	(1,519,372)	(3,881,067)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	1,317,513	—	1,317,513

OTHER INCOME (EXPENSE)

Interest, net	300,333	—	300,333
Other, net	(34,985)	1,403	(33,582)

Loss before minority interest	(3,817,578)	(1,520,775)	(2,296,803)

MINORITY INTEREST IN INCOME OF SUBSIDIARIES	(65,822)	—	(65,822)

Net loss	$(3,883,400)	$(1,520,775)	$(2,362,625)

Basic and diluted loss per common share
Continuing operations	$(0.12)		$(0.07)

Total basic and diluted net loss per share	$(0.12)		$(0.07)

Weighted average common and common equivalent shares outstanding — basic and diluted	31,909,540		31,909,540

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Six Months ended June 30, 2007
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(8)	Hollywood.com(7)	Hollywood Media Corp.
NET REVENUES
Ticketing	$58,851,282	$—	$58,851,282
Other	5,786,994	(2,826,213)	2,960,781

	64,638,276	(2,826,213)	61,812,063

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	50,513,554	—	50,513,554
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	2,669,638	(1,000,844)	1,668,794
Selling, general and administrative (exclusive of depreciation and amortization shown separately below)	7,794,311	(856,804)	6,937,507
Payroll and benefits	8,074,525	(1,361,347)	6,713,178
Depreciation and amortization	857,446	(201,665)	655,781

Total operating costs and expenses	69,909,474	(3,420,660)	66,488,814

Loss from operations	(5,271,198)	(594,447)	(4,676,751)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	875	—	875

OTHER INCOME (EXPENSE)

Interest, net	(319,621)	—	(319,621)
Other, net	39,262	1,695	40,957

Loss before minority interest and discontinued operations	(5,550,682)	(596,142)	(4,954,540)

MINORITY INTEREST IN INCOME OF SUBSIDIARIES	(382)	—	(382)

Loss from continuing operations	(5,551,064)	(596,142)	(4,954,922)

Income from discontinued operations	1,048,938	—	1,048,938

Net loss	$(4,502,126)	$(596,142)	$(3,905,984)

Basic and diluted income (loss) per common share
Continuing operations	$(0.16)		$(0.15)
Discontinued operations	0.03		0.03

Total basic and diluted net income (loss) per share	$(0.13)		$(0.12)

Weighted average common and common equivalent shares outstanding — basic and diluted	33,351,780		33,351,780

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year ended December 31, 2007
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(6)	Hollywood.com(7)	Hollywood Media Corp.
NET REVENUES
Ticketing	$111,792,068	$—	$111,792,068
Other	12,089,155	(5,719,999)	6,369,156

	123,881,223	(5,719,999)	118,161,224

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	94,017,924	—	94,017,924
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	5,635,742	(2,045,550)	3,590,192
Selling, general and administrative (exclusive of depreciation and amortization shown separately below)	16,321,373	(2,051,399)	14,269,974
Payroll and benefits	16,072,400	(2,703,583)	13,368,817
Depreciation and amortization	1,847,171	(468,679)	1,378,492

Total operating costs and expenses	133,894,610	(7,269,211)	126,625,399

Loss from operations	(10,013,387)	(1,549,212)	(8,464,175)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	4,747	—	4,747

OTHER INCOME (EXPENSE)

Interest, net	199,437	—	199,437
Other, net	(59,572)	8,637	(50,935)

Loss before minority interest and discontinued operations	(9,868,775)	(1,557,849)	(8,310,926)

MINORITY INTEREST IN INCOME OF SUBSIDIARIES	3,241	—	3,241

Loss from continuing operations	(9,865,534)	(1,557,849)	(8,307,685)

Gain on sale of discontinued operations, net of income taxes	10,254,287	—	10,254,287
Income from discontinued operations	1,345,856	—	1,345,856

Income from discontinued operations	11,600,143	—	11,600,143

Net income (loss)	$1,734,609	$(1,557,849)	$3,292,458

Basic and diluted income (loss) per common share
Continuing operations	$(0.30)		$(0.25)
Discontinued operations	0.35		0.35

Total basic and diluted net income (loss) per share	$0.05		$0.10

Weighted average common and common equivalent shares outstanding — basic and diluted	33,303,886		33,303,886

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year ended December 31, 2006
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(6)	Hollywood.com(7)	Hollywood Media Corp.
NET REVENUES
Ticketing	$98,661,705	$—	$98,661,705
Other	10,755,277	(4,892,562)	5,862,715

	109,416,982	(4,892,562)	104,524,420

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	82,496,590	—	82,496,590
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	4,763,860	(1,598,477)	3,165,383
Selling, general and administrative (exclusive of depreciation and amortization shown separately below)	14,884,268	(1,529,473)	13,354,795
Payroll and benefits	14,117,379	(2,016,563)	12,100,816
Depreciation and amortization	1,702,427	(408,630)	1,293,797

Total operating costs and expenses	117,964,524	(5,553,143)	112,411,381

Loss from operations	(8,547,542)	(660,581)	(7,886,961)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	12,227	—	12,227

OTHER INCOME (EXPENSE)

Interest, net	(1,787,735)	—	(1,787,735)
Change in derivative liability	640,536	—	640,536
Other, net	3,910	(5,520)	(1,610)

Loss before minority interest and discontinued operations	(9,678,604)	(666,101)	(9,023,543)

MINORITY INTEREST IN INCOME OF SUBSIDIARIES	4,910	—	4,910

Loss from continuing operations	(9,673,694)	(666,101)	(9,018,633)

Gain on sale of discontinued operations, net of income taxes	16,328,241	—	16,328,241
Income from discontinued operations	2,867,966	—	2,867,966

Income from discontinued operations	19,196,207	—	19,196,207

Net income (loss)	$9,522,513	$(666,101)	$10,177,574

Basic and diluted income (loss) per common share
Continuing operations	$(0.30)		$(0.28)
Discontinued operations	0.59		0.58

Total basic and diluted net income (loss) per share	$0.29		$0.30

Weighted average common and common equivalent shares outstanding — basic and diluted	32,761,848		32,761,848

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year ended December 31, 2005
(Unaudited)

	Historical	Sale of	Pro Forma
	Hollywood Media Corp.(6)	Hollywood.com(7)	Hollywood Media Corp.
NET REVENUES
Ticketing	$79,189,987	$—	$79,189,987
Other	5,805,821	(3,780,045)	2,025,776

	84,995,808	(3,780,045)	81,215,763

OPERATING COSTS AND EXPENSES:
Cost of revenues — ticketing	68,179,732	—	68,179,732
Editorial, production, development and technology (exclusive of depreciation and amortization shown separately below)	2,326,893	(1,304,043)	1,022,850
Selling, general and administrative (exclusive of depreciation and amortization shown separately below)	10,818,088	(1,346,004)	9,472,084
Payroll and benefits	13,586,986	(2,160,987)	11,425,999
Depreciation and amortization	1,269,146	(377,606)	891,540

Total operating costs and expenses	96,180,845	(5,188,640)	90,992,205

Loss from operations	(11,185,037)	(1,408,595)	(9,776,442)

EQUITY IN EARNINGS OF UNCONSOLIDATED INVESTEES	533,228	—	533,228

OTHER INCOME (EXPENSE)

Interest, net	(545,597)	(2,662)	(548,259)
Change in derivative liability	87,037	—	87,037
Other, net	44,862	4,059	48,921

Loss before minority interest and discontinued operations	(11,065,507)	(1,407,198)	(9,655,515)

MINORITY INTEREST IN INCOME OF SUBSIDIARIES	(168,107)	—	(168,107)

Loss from continuing operations	(11,233,614)	(1,407,198)	(9,823,622)

Gain on sale of discontinued operations, net of income taxes	—	—	—
Income from discontinued operations	2,320,432	—	2,320,432

Income from discontinued operations	2,320,432	—	2,320,432

Net loss	$(8,913,182)	$(1,407,198)	$(7,503,190)

Basic and diluted income (loss) per common share
Continuing operations	$(0.36)		$(0.31)
Discontinued operations	0.08		0.07

Total basic and diluted net income (loss) per share	$(0.28)		$(0.24)

Weighted average common and common equivalent shares outstanding — basic and diluted	31,470,307		31,470,307

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2008
(Unaudited)

	Historical	Sale of		Pro Forma
	Hollywood Media Corp.(6)	Hollywood.com		Hollywood Media Corp.
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$20,946,053	$(2,000,000)	(1), (4)	$18,946,053
Receivables, net	3,051,683	(1,375,933)	(2)	1,675,750
Inventories held for sale	4,704,413	—		4,704,413
Deferred ticket costs	12,832,064	—		12,832,064
Prepaid expenses	1,972,518	(124,106)	(2)	1,848,412
Other receivables	1,903,537	(7,904)	(2)	1,895,633
Dividend receivable	1,311,100	—		1,311,100
Other current assets	143,294	—		143,294
Restricted cash	—	2,600,000	(4)	2,600,000

Total current assets	46,864,662	(907,943)		45,956,719

PROPERTY AND EQUIPMENT, net	5,238,071	(712,795)	(2)	4,525,276
INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED INVESTEES	290,243	—		290,243
INTANGIBLE ASSETS, net	1,620,594	(385,220)	(2)	1,235,374
GOODWILL	29,822,422	(893,697)	(2)	28,928,725
OTHER ASSETS	54,711	(8,801)	(2)	45,910

TOTAL ASSETS	$83,890,703	$(2,908,456)		$80,982,247

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$4,004,313	$(2,326,749)	(2)	$1,677,564
Accrued expenses and other	3,767,873	(179,805)	(2),(3)	3,588,068
Escrow liability	—	2,600,000	(4)	2,600,000
Deferred revenue	20,184,994	(473,272)	(2)	19,711,722
Customer deposits	1,432,357	—		1,432,357
Current portion of capital lease obligations	161,316	(5,708)	(2)	155,608
Current portion of notes payable	59,463	—		59,463

Total current liabilities	29,610,316	(385,534)		29,224,782

DEFERRED REVENUE	586,915	—		586,915
CAPITAL LEASE OBLIGATIONS, less current portion	223,652	(22,355)	(2)	201,297
OTHER DEFERRED LIABILITY	873,711	(8,265)	(2)	865,446
NOTES PAYABLE, less current portion	79,699	—		79,699

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred Stock, $.01 par value, 1,000,000 shares authorized; none outstanding	—	—		—
Common stock, $.01 par value, 100,000,000 shares authorized; 32,095,552 and 31,897,983 shares issued and outstanding at June 30, 2008 and December 31, 2007, respectively	320,956	—		320,956
Additional paid-in capital	310,917,962	—		310,917,962
Accumulated deficit	(258,722,508)	(2,492,302)	(5)	(261,214,810)

Total shareholders’ equity	52,516,410	(2,492,302)		50,024,108

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$83,890,703	$(2,908,456)		$80,982,247

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HOLLYWOOD MEDIA CORP. AND SUBSIDIARIES
Notes to the Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

(1)	To record the cash proceeds of $1,000,000 less monies escrowed of $2,600,000 and $400,000 for working capital adjustment.

(2)	Represents adjustments to eliminate assets and liabilities of the Hollywood.com and Hollywood TV businesses.

(3)	The amount includes an accrual for estimated transaction expenses, costs and fees associated with sale of $257,332.

(4)	To record $2,600,000 liability for monies held in escrow.

(5)	To record the loss on sale of the assets of the Hollywood.com and Hollywood TV business based on cash consideration:

Proceeds received	$1,000,000
Working capital deficit	(400,000)
Net assets sold	(234,970)
Accrued transaction expense	(257,332)
Escrow liability	(2,600,000)

Net loss	$(2,492,302)

(6)	Represents the Consolidated Balance Sheet included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2008 and the Consolidated Statements of Operations included in the Company’s Annual Report on Form 10-K for the years ended December 31, 2007, 2006 and 2005, as applicable.

(7)	Represents adjustments to eliminate the results of operations of Hollywood.com and Hollywood TV that the Company believes are directly attributable to the sale and are factually supportable and will not continue after sale.

(8)	Represents the Consolidated Statements of Operations included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2008 and 2007, as applicable.